EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Thompson Creek Metals Company Inc. (the “Company”), does hereby certify, to the best of his knowledge and belief that:

(1)           The Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2010

/s/ Pamela L. Saxton
Pamela L. Saxton
Chief Financial Officer

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Amendment No. 1 to the Form 10-K and shall not be considered filed as part of the Amendment No. 1 to the Form 10-K.